IQST - IQSTEL Plans $500,000 Share Dividend by Dec. 31, 2025, and Enters Cybersecurity Arena and AI-Enhanced Cybersecurity Services Through Strategic Cycurion Stock Swap Partnership

New York, NY – October 1st, 2025 – IQSTEL Inc. (NASDAQ: IQST), a Global Connectivity, AI & Digital Corporation, today announced a key milestone in its expansion strategy: the entry into the Cybersecurity Arena and the new generation of AI Enhanced Cybersecurity Services through a strategic stock swap partnership with Cycurion, Inc. a Nasdaq listed corporation.

As part of this agreement, IQSTEL will issue 151,058 shares of its common stock to Cycurion, while Cycurion will issue 3,866,976 shares of its common stock to IQSTEL, with each exchange representing an equal value of $1,000,000 at the execution of the agreement.

The partnership strengthens IQSTEL’s diversified portfolio by officially adding cybersecurity services to its suite of telecommunications, fintech, and AI digital offerings. IQSTEL is now positioned to become the first and best option for global connectivity and digital services in the wholesale telecommunications industry.

Furthermore, under the amended terms of the agreement, both parties have committed to deliver a $500,000 dividend in shares to their shareholders by December 31, 2025. Each company may satisfy this dividend obligation either in its own stock or in shares received from the stock exchange.

“We are very excited to add cybersecurity to our portfolio of products,” said Leandro Iglesias, CEO of IQSTEL. “This partnership with Cycurion, whose specialized solutions are trusted by the U.S. government, not only broadens our capabilities but also enhances the trust we bring to our global telecom and enterprise customers. Our plan is to officially launch these new cybersecurity solutions at the largest global telecom event in 2026.”

Complementary Strengths – Powerful Synergies

• IQSTEL brings a global business platform in telecommunications, fintech, AI, and digital services, with established relationships across 600+ telecom operators worldwide.

• Cycurion contributes deep expertise in AI-driven cybersecurity with a strong foothold in the U.S. and government markets.

Together, the companies will:

• Develop and launch a state-of-the-art AI-driven cybersecurity solution, combining IQSTEL’s proprietary AI technologies with Cycurion’s cybersecurity expertise.

• Cross-sell services, giving IQSTEL the ability to bring Cycurion’s cybersecurity products to its telecom clients worldwide, while Cycurion gains access to IQSTEL’s fintech and AI-driven offerings.

• Accelerate product innovation through integrated R&D efforts, bringing next-gen cybersecurity and AI solutions to market faster.

Financial momentum continues to accelerate: in July 2025, IQSTEL reported $35 million in revenue, surpassing a $400 million annual run rate five months ahead of schedule. This progress reinforces IQSTEL’s growth trajectory and its ability to consistently meet and exceed its financial targets.

IQSTEL’s growth strategy remains on track with its $15 million EBITDA run rate goal by 2026 and a $1 billion revenue run rate target by 2027. By expanding into cybersecurity through Cycurion, IQSTEL continues to execute its vision of scaling high-tech, high-margin services on top of its unique global business platform.

This partnership establishes Cycurion as a “sibling company” to IQSTEL, enabling the two Nasdaq-listed firms to pursue synergies in cybersecurity and AI services while delivering tangible value to shareholders through dividends.

For more information, please see the official filing:

https://finance.yahoo.com/sec-filing/IQST/0001663577-25-000287_1527702/

About IQSTEL Inc.

IQSTEL Inc. (NASDAQ: IQST) is a Global Connectivity, AI, and Digital Corporation providing advanced solutions across Telecom, High-Tech Telecom Services, Fintech, AI-Proprietary Solutions, and Cybersecurity. With operations in 21 countries and a team of 100 employees, IQSTEL serves a broad global customer base with high-value, high-margin services. Backed by a strong and scalable business platform, the company is forecasting $340 million in revenue for FY-2025, reinforcing its trajectory toward becoming a $1 billion tech-driven enterprise by 2027.

Use of Non-GAAP Financial Measures: The Company uses certain financial calculations such as Adjusted EBITDA, Return on Assets and Return on Equity as factors in the measurement and evaluation of the Company’s operating performance and period-over-period growth. The Company derives these financial calculations on the basis of methodologies other than generally accepted accounting principles (“GAAP”), primarily by excluding from a comparable GAAP measure certain items the Company does not consider to be representative of its actual operating performance. These financial calculations are “non-GAAP financial measures” as defined under the SEC rules. The Company uses these non-GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items, other infrequent charges and currency fluctuations. The Company presents these financial measures to investors because management believes they are useful to investors in evaluating the primary factors that drive the Company’s core operating performance and provide greater transparency into the Company’s results of operations. However, items that are excluded and other adjustments and assumptions that are made in calculating these non-GAAP financial measures are significant components in understanding and assessing the Company’s financial performance. These non-GAAP financial measures should be evaluated in conjunction with, and are not a substitute for, the Company’s GAAP financial measures. Further, because these non-GAAP financial measures are not determined in accordance with GAAP, and are thus susceptible to varying calculations, the non-GAAP financial measures, as presented, may not be comparable to other similarly-titled measures of other companies.

Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity. It is presented here not as an alternative to net income, but rather as a measure of the Company's operating performance. Adjusted EBITDA excludes, in addition to non-operational expenses like interest expenses, taxes, depreciation and amortization; items that we believe are not indicative of our operating performance, such as:

▪  Change in Fair Value of Derivative Liabilities: These adjustments reflect unrealized gains or losses that are non-operational and subject to market volatility.

▪  Loss on Settlement of Debt: This represents non-recurring expenses associated with specific financing activities and does not impact ongoing business operations.

▪  Stock-Based Compensation: As a non-cash expense, this adjustment eliminates variability caused by equity-based incentives.

The Company believes Adjusted EBITDA offers a clearer view of the cash-generating potential of its business, excluding non-recurring, non-cash, and non-operational impacts. Management believes that Adjusted EBITDA is useful in evaluating the Company's operating performance compared to that of other companies in its industry because the calculation of Adjusted EBITDA generally eliminates the effects of financing, income taxes, non-cash and certain other items that may vary for different companies for reasons unrelated to overall operating performance and also believes this information is useful to investors.

Safe Harbor Statement: Statements in this news release may be "forward-looking statements". Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, or any other information relating to our future activities or other future events or conditions. Words such as "anticipate," "believe," "estimate," "expect," "intend", "could" and similar expressions, as they relate to the company or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about our business based partly on assumptions made by management. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our ability to complete complementary acquisitions and dispositions that benefit our company; our success establishing and maintaining collaborative, strategic alliance agreements with our industry partners; our ability to comply with applicable regulations; our ability to secure capital when needed; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission.

These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may and are likely to differ materially from what is expressed or forecasted in forward-looking statements due to numerous factors. Any forward-looking statements speak only as of the date of this news release, and IQSTEL Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this news release.

For more information, please visit www.IQSTEL.com.

Investor Relations Contact:

IQSTEL Inc.

300 Aragon Avenue, Suite 375, Coral Gables, FL 33134

Email: investors@IQSTEL.com